UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2023

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Explanatory Note

On March 9, 2023, Retail Opportunity Investments Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to disclose, among other things, that Lauren N. Silveira would be appointed as Vice President and Chief Accounting Office of the Company effective May 11, 2023. This Form 8-K amends and supplements the Original Form 8-K filing pursuant to paragraph (c)(3) of Item 5.02. Except as set forth herein, no other modifications have been made to the Original Form 8-K.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Ms. Silveira’s appointment as Vice President and Chief Accounting Officer, the Company and Ms. Silveira entered into a letter agreement (the “Letter Agreement”) on May 10, 2023. The Letter Agreement has no specified term, and Ms. Silveira’s employment with the Company will be on an at-will basis. Ms. Silveira is entitled to a base salary of $225,000, subject to annual review. Ms. Silveira is also eligible for an annual bonus between 0% and 100% of her annual base salary and an annual restricted stock grant each as determined by the Company’s management and board of directors. Ms. Silveira will also be entitled (i) to participate in all of the Company’s employee benefit plans and programs on substantially the same terms and conditions as other employees, (ii) to reimbursement for reasonable business expenses in accordance with the Company’s policies, and (iii) to an automobile allowance of $400 per month.

Additionally, if Ms. Silveira’s employment is terminated within the 12-month period following a Change in Control (as defined in the Letter Agreement), Ms. Silveira will be entitled to receive (i) a lump sum payment equal to the sum of (A) the annual salary, annual bonus and other benefits earned and accrued prior to the date of termination, plus (B) (x) one times the then current annual salary plus (y) one times the annual bonus awarded for the year immediately preceding the year of termination. Ms. Silveira will also be entitled to receive continuing medical benefits for 12 months following the date of termination. In addition to the foregoing, upon such termination, all outstanding unvested equity-based incentives and awards held by Ms. Silveira will vest and become free from restrictions and be exercisable in accordance with their terms.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of the Letter Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, between Retail Opportunity Investments Corp. and Lauren N. Silveira, dated May 10, 2023.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2023	RETAIL OPPORTUNITY INVESTMENTS CORP.
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
	By:	RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner
	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer